UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 11, 2005



                         AUTOMATIC DATA PROCESSING, INC.
             (Exact name of registrant as specified in its charter)

Delaware                       1-5397                              22-1467904
(State or other                (Commission                       (IRS Employer
jurisdiction of                File Number)                      Identification
incorporation)                                                   No.)



One ADP Boulevard, Roseland, New Jersey                              07068
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (973) 974-5000


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

Named Executive Officer Compensation

     On August 11, 2005, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Automatic Data Processing, Inc., a Delaware corporation (the "Registrant"), approved (i) the annual base salary for fiscal year 2006 for each of Arthur F. Weinbach, Chairman and Chief Executive Officer, Gary C. Butler, President and Chief Operating Officer, S. Michael Martone, Group President (Employer Services), Richard J. Daly, Group President (Brokerage Services) and John Hogan, Group President (Brokerage Services), who are the individuals that will be included as the "Named Executive Officers" in the Registrant's 2005 annual proxy statement (collectively, the "Named Executive Officers") and (ii) the performance criteria for the payment of cash bonuses for fiscal year 2006 to the Named Executive Officers, who are all participants in the Registrant's 2001 Executive Incentive Compensation Plan (the "Incentive Plan").

Fiscal Year 2006 Base Salaries:

The following table sets forth the annual base salaries for the Named Executive Officers for fiscal year 2006 (i.e., July 1, 2005 through June 30, 2006).

Mr. Weinbach                     $880,000
Mr. Butler                       $745,000
Mr. Martone                      $543,000
Mr. Daly                         $454,000
Mr. Hogan                        $454,000

Please note, however, that the base salaries will become effective in April of 2006 (rather than July 1, 2005). Consequently, the fiscal year 2006 base salary shown in the table above is a higher amount than the actual salary that will be earned from July 1, 2005 through June 30, 2006 by each Named Executive Officer. The actual salary earned for fiscal year 2006 will be reflected in the Summary Compensation Table in the Registrant's 2006 annual proxy statement.

Fiscal Year 2006 Bonus Targets:

All Named Executive Officers participate in the Incentive Plan for fiscal year 2006. The Incentive Plan contains an annual bonus component designed to provide participating senior executive officers with incentive compensation based upon the achievement of pre-established performance goals.

The approved performance criteria include earnings per share growth, revenue growth, achievement of a return on equity target, net operating income growth, achievement of sales targets, achievement of client retention targets, product creation and implementation objectives, the achievement of "Employer of Choice" objectives, and other corporate compliance, leadership and operational objectives. Each Named Executive Officer's primary areas of responsibility vary within the performance criteria and not every Named Executive Officer is allocated responsibility for each criteria. Accordingly, the Compensation Committee has determined the applicability and the weighting of the respective criteria for each Named Executive Officer.

Achievement of all of the performance objectives applicable to each Named Executive Officer could result in maximum bonuses under the Incentive Plan in the following amounts:

Mr. Weinbach                     $2,640,000
Mr. Butler                       $970,000
Mr. Martone                      $652,000
Mr. Daly                         $422,000
Mr. Hogan                        $422,000

The bonus for each Named Executive Officer is subject to downward (but not upward) discretionary adjustments, if any, as determined by the Compensation Committee. The Compensation Committee will determine whether the performance objectives were achieved after the end of the Registrant's fiscal year 2006, and any bonus payments earned will be made early in fiscal year 2007.

Directors Compensation Summary Sheet

On August 11, 2005, the Registrant's Board of Directors approved the compensation for non-employee directors, which compensation arrangements shall take effect as of November 8, 2005 and shall remain in effect until changed by the Board of Directors. The Directors' Compensation summary sheet is filed as
Exhibit 10.20 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On August 11, 2005, Mr. Joseph A. Califano, Jr., a director of the Registrant since 1982, retired from the Registrant's Board of Directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 11, 2005, the Board of Directors of the Registrant adopted an amendment to the By-laws of the Registrant (the "Amended By-Laws"). A copy of the Amended By-Laws is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference. The sole change effected by adoption of the Amended By-Laws relates to the vote required to elect directors. Such change was effected by deleting the last sentence of Article II, Section 2.03 and inserting the following sentence at the end of such section:

     "The directors shall be elected by the vote of the majority of the shares represented in person or by proxy at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting."

The amendment took effect upon adoption by the Board of Directors of the Registrant.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

-------------------- -----------------------------------------------------------
      Exhibit                                                   Description
      Number
-------------------- -----------------------------------------------------------
        3.2          Amended and Restated By-laws of the Registrant
-------------------- -----------------------------------------------------------
       10.20         Directors Compensation Summary Sheet
-------------------- -----------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2005

                                                AUTOMATIC DATA PROCESSING, INC.


                                                By:  /s/ Karen E. Dykstra
                                                     --------------------------
                                                Name:    Karen E. Dykstra
                                                Title:   Chief Financial Officer